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                                                         Exhibit 10.2

 [FLEET BANK LOGO HERE]                                  ACCOUNTS RECEIVABLE
                                                          SECURITY AGREEMENT
                                                                (SHORT FORM)



                                                        April    , 1996
                                                       __________________
                                                             (Date)


  To secure the due payment and performance of all of the liabilities and obligations hereunder of the undersigned, herein called "Borrower", to Fleet National Bank, herein called "Bank", and all other liabilities and obligations of Borrower to Bank of every name and nature whatsoever, direct or indirect, absolute or contingent, now existing or hereafter arising or acquired, including, without limitation, the due payment and performance of all liabilities and obligations under any and all notes, all hereinafter called "Obligations", the Borrower hereby grants to Bank a continuing security interest in all accounts, accounts receivable, notes, bills, drafts, acceptances, and all other debts, obligations and liabilities, in whatever form, owing to Borrower from any person, firm or corporation or any other legal entity, whether now existing or hereafter arising, now or hereafter received by or belonging or owing to Borrower for goods sold by it or for services rendered by it or however otherwise same may have been established or created, all guarantees and securities therefor, all right, title and interest of Borrower in the merchandise or services which gave rise thereto, including the rights of reclamation and stoppage in transit, all rights of an unpaid seller of merchandise or services (all hereinafter called "Collateral") and in the proceeds thereof, including, without limitation, all proceeds of credit, fire or other insurance, and any tax refunds.

  If* all Obligations of Borrower to Bank shall, at the option of the Bank, and without notice to or demand upon Borrower become and be immediately due and payable and thereupon Bank may exercise any and all rights and remedies of a secured party available under the Uniform Commercial Code and all other applicable law.
 *an Event of Default occurs under the Letter Agreement of even date between the Bank Borrower, as same may be from time to time amended,

  If in the event of the sale of the Collateral the proceeds thereof are insufficient to pay all amounts to which Bank is legally entitled, Borrower will be liable for the deficiency, together with interest thereon and the reasonable fees of any attorney employed by Bank to collect such deficiency.

  Bank shall have the right to enforce any remedies hereunder alternatively, successively or concurrently. A waiver of any default of Borrower shall not be a waiver of any subsequent, similar or other default. No delay in the exercise of any of Bank's rights or remedies hereunder shall constitute a waiver of such right or remedy or of any other right or remedy.

  This Agreement shall not be construed to be in limitation of or in substitution for any other grant of security interest from Borrower to Bank made prior to or contemporaneously herewith, and no other such grant of a security interest made prior to or contemporaneously herewith, and no other such grant of a security interest made subsequent to or contemporaneously herewith shall be construed to be in limitation of or in substitution for this Agreement unless expressly and specifically provided therein.

  This Agreement shall take effect as a sealed instrument, shall be construed according to the laws of the Commonwealth of Massachusetts, shall be binding upon the heirs, executors, administrators, successors and assigns of Borrower and shall insure to the benefit of the successors and assigns of Bank.


                                              ON TECHNOLOGY CORPORATION
Witnessed by:                                 ___________________________
                                                      (Borrower)

_____________________________                 By:________________________
                                                 Its     (Title)

FLEET NATIONAL BANK                                   One Cambridge Center
                                              Address:____________________
                                                      (Number and Street)

By:__________________________                  Cambridge, MA  02142
   Its                                        ____________________________
                                                (City, County and State)